Critical accounting estimates and judgments	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Critical accounting estimates and judgments

NOTE 5. CRITICAL ACCOUNTING ESTIMATES AND JUDGMENTS

The preparation of the Group’s financial statements requires management to make judgments, estimates and assumptions that affect the reported amounts of revenues, expenses, assets and liabilities, and the disclosure of contingent liabilities, at the end of the reporting period.

Estimates and judgements are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. Uncertainty about these assumptions and estimates could result in outcomes that require a material adjustment to the carrying amount of the asset or liability affected in future periods.

In the process of applying the Group’s accounting policies, management has made judgments and has used estimates and assumptions concerning the future. The resulting accounting estimates will, by definition, seldom equal the related actual results. The estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are addressed below.

Going Concern

When assessing going concern, the company’s Board of directors considers mainly the following factors:

•	the treasury available at balance sheet date

•	the cash burn projected in accordance with approved budget for next 12-month period as from the date of the balance sheet

Revenue

The recognition of revenue relating to license and collaboration agreements involves management estimates and requires judgement as to:

(i)	classifying the license agreement (right-to-use or right-to-access license) in accordance with ‘Licensing’ Application Guidance set forth in IFRS 15;

(ii)	identifying the performance obligations comprised in the contract;

(iii)	estimating probability for (pre-)clinical development or commercial milestone achievement;

(iv)	determining the agreed variable considerations to be included in the transaction price taking into account the constraining limit of the “highly probable” criteria;

(v)	allocating the transaction price according to the stand-alone selling price of each of the performance obligations; and

(vi)	estimating the finance component in the transaction price, based on the contract expected duration and discount rate.

The management makes its judgment taking into account all information available about clinical status of the underlying projects at the reporting date and the legal analysis of each applicable contracts. Further details are contained in Note 24.

Recoverable Cash Advances received from the Walloon Region

As explained in note 3, accounting for RCAs requires initial recognition of the fair value of the loan received to determine the benefit of the below-market rate of interest, which shall be measured as the difference between the initial carrying value of the loan and the proceeds received. Loans granted to entities in their early stages of operations, for which there is significant uncertainty about whether any income will ultimately be generated and for which any income which will be generated will not arise until a number of years in the future, normally have high interest rates. Judgment is required to determine a rate which may apply to a loan granted on an open market basis.

In accordance with the RCA agreements, the following two components are assessed when calculating estimated future cash flows:

•	30% of the initial RCA, which is repayable when the company exploits the outcome of the research financed; and

•	a remaining amount, which is repayable based on a royalty percentage of future sales milestones.

After initial recognition, RCA liabilities are measured at amortized cost using the cumulative catch up method requiring management to regularly revise its estimates of payments and to adjust the carrying amount of the financial liability to reflect actual and revised estimated cash flows.

Measurement and impairment of non-financial assets

With the exception of goodwill and certain intangible assets for which an annual impairment test is required, the Group is required to conduct impairment tests where there is an indication of impairment of an asset. Measuring the fair value of non-financial assets requires judgement and estimates by management. These estimates could change substantially over time as new facts emerge or new strategies are taken by the Group. Further details are contained in Note 7.

Business combinations

In respect of acquired businesses by the Group, significant judgement is made to determine whether these acquisitions are to be considered as an asset deal or as a business combination. Determining whether a particular set of assets and activities is a business should be based on whether the integrated set is capable of being conducted and managed as a business by a market participant. Moreover, managerial judgement is particularly involved in the recognition and fair value measurement of the acquired assets, liabilities, contingent liabilities and contingent consideration. In making this assessment management considers the underlying economic substance of the items concerned in addition to the contractual terms.

Contingent consideration provisions

The Group records a liability for the estimated fair value of contingent consideration arising from business combinations. The estimated amounts are the expected payments, determined by considering the possible scenarios of forecast sales and other performance criteria, the amount to be paid under each scenario, and the probability of each scenario, which is then discounted to a net present value. The estimates could change substantially over time as new facts emerge and each scenario develops.

Deferred Tax Assets

Deferred tax assets for unused tax losses are recognized to the extent that it is probable that taxable profit will be available against which the losses can be utilized. Significant management judgment is required to determine the amount of deferred tax assets that can be recognized, based upon the likely timing and level of future taxable profits together with future tax planning strategies. Further details are contained in Note 29.

Share-based payment transactions

The Group measures the cost of equity-settled transactions with employees by reference to the fair value of the equity instruments at the date at which they are granted. Estimating fair value for share-based payment transactions requires determining the most appropriate valuation model, which is dependent on the terms and conditions of the grant. This estimate also requires determining the most appropriate inputs to the valuation model including the expected life of the share option, volatility and dividend yield and making assumptions about them. The assumptions and models used for estimating fair value for share-based payment transactions are disclosed in Note 16.